                                                                    EXHIBIT 23.2


            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated March 31, 2005 relating to the financial statements and financial statement schedule, which appears in TRM Corporation's Annual Report on Form 10-K for the year ended December 31, 2004.

/s/ PricewaterhouseCoopers LLP
------------------------------
Portland, Oregon
September 1, 2005